Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events
In March 2020, we increased the capacity of our $1.7 billion and $1.2 billion unsecured revolving credit facilities due in 2024 and 2022, by $200 million and $400 million, respectively, utilizing their accordion feature. As of March 31, 2020, our aggregate revolving borrowing capacity was $3.5 billion and was fully drawn upon.
In March 2020, we borrowed $2.2 billion pursuant to a 364-day senior secured term loan agreement. The loan matures 364 days after funding and payment may be extended at our option for an additional 364 days subject to customary conditions, including the payment of a 1.00% extension fee. Our obligation under the loan is guaranteed by our wholly-owned subsidiaries, Celebrity Cruises Holdings Inc., Celebrity Cruises Inc. and certain of our wholly-owned vessel-owning subsidiaries, and is secured by our trademarks and a pledge of 100% of the equity interests of certain of our vessel-owning subsidiaries. Interest accrues at LIBOR plus a margin of 2.25% which increases to 2.50% and 2.75%, 180 days and 365 days, respectively, after funding. We will also be required to pay a duration fee in an amount equal to 0.25% of the aggregate loan principal amount every 60 days. Two of our board members each participated by loaning the Company $100 million as part of our 364-day $2.2 billion senior secured term loan agreement. In May 2020, this secured term loan was increased by an additional $150 million through an accordion feature.
In March 2020, we took delivery of Celebrity Apex. To finance the purchase, we borrowed $722.2 million under a previously committed unsecured term loan which is 100% guaranteed by Bpifrance Assurance Export, the official export credit agency of France. The loan amortizes semi-annually over 12 years and bears interest at a fixed rate of 3.23% per annum.
Through May 12, 2020, we amended certain export-credit backed ship debt facilities to benefit from a 12-month debt amortization and financial covenant holiday ("Debt Holiday"). Under the Debt Holiday, deferred debt amortization of approximately $0.8 billion will be paid over a period of four years after the 12-month deferral period. The Debt Holiday was offered by certain export credit agencies as a result of the current impact to cruise-line borrowers as a result of COVID-19.
Certain of our debt agreements contain covenants that, among other things, require us to maintain a minimum level of shareholder's equity and certain ratios. We were in compliance with our covenants as of March 31, 2020. However, we amended these debt agreements to waive the quarterly testing of our financing covenants for the next four calendar quarters to avoid non-compliance. In addition to the above, as of March 23, 2020, we were not in compliance with one covenant in our Port of Miami Terminal "A" operating lease agreement which we subsequently obtained a waiver for and amended our agreement with the lessor to increase the lien basket in line with our debt facilities.
As part of obtaining these debt compliance waivers, we are now required to maintain a minimum of $300 million in cash and cash equivalents tested on a monthly basis through March 31, 2021, and we are not permitted during the covenant waiver period, subject to limited exceptions, to pay cash dividends or make share repurchases unless we would have been compliant with our fixed charge coverage ratio at such time. In addition, the lenders under such unsecured bank facilities required a number of structural enhancements to such facilities. Under certain of our agreements, the contractual interest rate, facility fee and/or export credit agency fee vary with our debt rating. On March 31, 2020, Moody's downgraded us from Baa2 to Baa3 and on April 2, 2020, Standard & Poor's downgraded us from BBB- to BB. Based on the projected fair value of certain derivative instruments in net liability positions as of the date of this filing, in the event of a downgrade below Baa3 by Moody’s on or prior to September 23, 2020, we will be required to post collateral of approximately $80.4 million.